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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): April 4, 1995

                             CARNIVAL CORPORATION
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               (Exact name of registrant as specified in charter)



Republic of Panama                    1-9610                        59-1562976
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  (State or other                   (Commission              (IRS Employer
  jurisdiction of                   File Number)             Identification No.)
  incorporation)

3655 N.W. 87th Avenue, Miami, Florida                                 33178-2428
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (305) 599-2600
                                                   -----------------------------

                                     N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         The Registrant announced on April 4, 1995 that Micky Arison, the Chairman and Chief Executive Officer of the Registrant, successfully underwent an angioplasty that cleared a partially clogged artery to his heart. The Registrant has been informed by Mr. Arison's doctors that that no evidence of any heart damage was found. Mr. Arison is expected to return to normal activity in a short period of time. A copy of the Registrant's press release regarding Mr. Arison is attached hereto as an exhibit and incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

    (i) Registrant's press release, dated April 4, 1995, entitled "CARNIVAL EXECUTIVE UNDERGOES ANGIOPLASTY."
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                                   Signatures

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 11, 1995

                                  CARNIVAL CORPORATION


                                  By:/s/ Howard S. Frank
                                     -----------------------------
                                     Howard S. Frank
                                     Vice Chairman and
                                     Chief Financial Officer
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                                 EXHIBIT INDEX


  Exhibit number                                                                     Page Number in Rule
  (Referenced to                                                                     0-3(b) sequential
  Item 601 of                                                                        numbering system where
  Regulation S-K)                                                                    Exhibit can be found
  ---------------                                                                    ----------------------
                                          Description of Exhibit
                                          ----------------------
        99                     Registrant's press release, dated April 4, 1995,              4
                               entitled "CARNIVAL EXECUTIVE UNDERGOES
                               ANGIOPLASTY."